EXHIBIT 99.1

January 7, 2009

Mr. John Clerico, Audit Committee Chair
Mr. Clint Parr, President and CEO
Ms. Kendall Carpenter, Chief Financial Officer
MacroSolve, Inc.
1717 S. Boulder
Tulsa, Oklahoma 74119

Dear Messrs. Clerico, Parr and Carpenter:

This is to confirm that the client-auditor relationship between MacroSolve, Inc. (Commission File Number 333-150332) and Hogan & Slovacek, P.C. has ceased.

Sincerely,

/s/ Hogan & Slovacek
Hogan & Slovacek

cc:	PCAOB Letter File
Office of the Chief Accountant Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549-7561

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